UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 1, 2006

City National Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10521	95-2568550
(Commission File Number)	(IRS Employer Identification No.)

City National Center
400 North Roxbury Drive, Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 888-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                                          Entry into a Material Definitive Agreement.

This Form 8-K is to describe ordinary course executive officer compensation actions taken by the Compensation, Nominating & Governance Committee (CN&G Committee) of the Boards of Directors of City National Corporation and City National Bank (collectively, the “Company”) effective March 1, 2006, with respect to the executive officers who will be the “named executive officers” for purposes of the Company’s proxy statement for the 2006 annual stockholders meeting, as described below:

• The CN&G Committee increased the base salaries of the named executive officers* for 2006 as follows:

Name	2006 Base Salary
Christopher J. Carey Executive Vice President and Chief Financial Officer, City National Corporation and City National Bank	$450,000
Christopher J. Warmuth Executive Vice President, City National Corporation, President, City National Bank	$465,000
Jan R. Cloyde Executive Vice President, City National Corporation; Executive Vice President and Manager, Banking Services, City National Bank	$440,000

*The 2006 base salary of Russell Goldsmith remains subject to possible adjustment pending final negotiation of the proposed extension of his current employment agreement. The base salary of Bram Goldsmith is set at $350,000 for the term of his Employment Agreement with the Company, dated as of May 15, 2003, as amended (the “Bram Goldsmith Employment Agreement”).

• The CN&G Committee approved bonus payments pursuant to the terms of the Executive Management Bonus Plan for plan year 2005 to be paid in March 2006 for the following named executive officers:  Mr. Christopher J. Carey, $300,000, Mr. Christopher J. Warmuth, $300,000, and Ms. Jan Cloyde, $270,000. The CN&G Committee also approved the following bonus payments each to be paid in March 2006:  (i) $1,223,161 to Mr. Russell Goldsmith pursuant to the terms of the Amended and Restated 1999 Variable Bonus Plan; and (ii) $150,000 to Mr. Bram Goldsmith pursuant to the terms of the Bram Goldsmith Employment Agreement.

Pursuant to the terms of the Amended and Restated 2002 Omnibus Plan, the CN&G Committee approved the following equity awards:

Name	Stock Option Grants ($75.87 exercise price/share)	Restricted Share Unit Grants (#)
Russell Goldsmith Chief Executive Officer and President, City National Corporation; Chairman of the Board and Chief Executive Officer, City National Bank	46,196	11,549 units
Christopher J. Carey Executive Vice President and Chief Financial Officer, City National Corporation and City National Bank	13,604	3,401 units
Christopher J. Warmuth Executive Vice President, City National Corporation and President, City National Bank	16,684	4,171 units

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

March 7, 2006	/s/ Michael B. Cahill
Michael B. Cahill
Executive V.P., General Counsel
and Corporate Secretary